UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) JUNE 16, 2008

                           INKSURE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-24431                                     84-1417774
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   (Commission File Number)                (IRS Employer Identification No.)

  1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL             33309
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (954) 772-8507
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On June 16, 2008, Elie Housman resigned as Chief Executive Officer and Chairman of the Board of Directors of Inksure Technologies Inc. (the "Company"). He will remain a Director of the Company.

     As of June 16, 2008, Yaron Meerfeld was appointed as the acting Chief Executive Officer; he will retain his positions as Chief Operating Officer and Director of the Company. Mr. Meerfeld, 48, joined the Company in November 2001 as chief executive officer and as a director. As of May 2005, his title was changed to chief operating officer of the Company. Prior to joining the Company, Mr. Meerfeld developed expertise in authentication and multi-layered security systems for documents, passports, ID cards and smart cards as managing director of Kromotek, Inc. and as the Vice President for Sales and Marketing at SuperCom Ltd. Mr. Meerfeld holds a B.Sc. in Economics and Business from Bar Ilan University and an M.B.A. from Tel Aviv University in Israel.

     As of June 16, 2008, Philip M. Getter will serve as the non-executive Chairman of the Board of Directors of the Company. Mr. Getter will receive director compensation for such service in the amount of $10,000 per month.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                INKSURE TECHNOLOGIES, INC.
                                                (Registrant)

                                                 By:  /s/ YARON MEERFELD
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                                                 Yaron Meerfeld
                                                 Acting Chief Executive Officer

Date:  June 19, 2008